Supplement to Prospectus Dated May 5, 1998
                       Supplement dated December 31, 1998

This Supplement should be retained with the current Prospectus for your variable life insurance policy issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

                     CHANGES TO VARIABLE INVESTMENT OPTIONS

1. Effective December 31, 1998 OppenheimerFunds, Inc. will be the new portfolio sub-advisor for the Robertson Stephens Value + Growth portfolio. In connection with this change the portfolio's name is changed to "AST Oppenheimer Large-Cap Growth."

2. Effective January 1, 1999 Janus Capital Corporation will be the new portfolio sub-advisor for the Founders Capital Appreciation portfolio. In connection with this change the portfolio's name is changed to "AST Janus Small-Cap Growth."

3. Effective January 4, 1999, the AST Kemper Small-Cap Growth portfolio of American Skandia Trust ("AST") will be available as a variable investment option under your Annuity.

4. The following descriptions are added to the table under the section entitled "Variable Investment Options" on page 15 of the Prospectus:

---------------------------------------------------------------------------------------------- -------------- ----------- ----------
                                                                                                Investment    Other       Total
Portfolio: Investment Objective/Policies                                                        Management     Expenses   Annual
                                                                                                    Fee                    Expenses
---------------------------------------------------------------------------------------------- -------------- ----------- ----------
------------------------------------------------------------------------------------------------------------------------------------
                        American Skandia Trust Portfolios
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- -------------- ----------- ----------
AST Janus Small-Cap Growth:  seeks capital appreciation.  The Portfolio pursues its objective by normally investing at least 65% of its total assets in securities issued by
small-sized companies (those that have market capitalizations of less than $1.5 billion or         0.90%        0.23%       1.13%1
annual gross revenues of less than $500 million).  The Portfolio may also invest in stocks of larger companies with potential for capital appreciation.
---------------------------------------------------------------------------------------------- -------------- ----------- ----------
---------------------------------------------------------------------------------------------- -------------- ----------- ----------
AST Oppenheimer Large-Cap Growth:  seeks capital appreciation.  The Portfolio does not invest to seek current income.  The Fund seeks its investment objective by emphasizing
investment in common stocks issued by established large-capitalization (those companies that       0.90%        0.23%       1.13%2
have market capitalizations greater than $3 billion, and will maintain a median market capitalization of more than $5 billion) "growth companies" that, in the opinion of the
Sub-advisor,   have  above  average  earnings   prospects  but  are  selling  at
below-normal valuations.
---------------------------------------------------------------------------------------------- -------------- ----------- ----------
---------------------------------------------------------------------------------------------- -------------- ----------- ----------
AST Kemper Small-Cap Growth:  seeks maximum appreciation of investors' capital from a
portfolio primarily of growth stocks of smaller companies.  The Portfolio's investment             0.95%        0.40%       1.35%3
portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.  Current income will not be a significant factor.
---------------------------------------------------------------------------------------------- -------------- ----------- ----------

(1) This Portfolio had not commenced operations as of the date of this Prospectus. "Other expenses" shown are based on estimated amounts for the fiscal year ending December 31, 1999.
(2) Prior to December 31, 1998, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Portfolio, and the total Investment Management fee was at the annual rate of 1.00% of the average daily net assets of the Portfolio. As of December 31, 1998, the Investment Manager engaged OppenheimerFunds, Inc. as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Portfolio, plus .85% of the Portfolio's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.
(3) Prior to January 1, 1999, the Investment Manager had engaged Founders Asset Management, LLC as Sub-advisor for the Portfolio (formerly the Founders Capital Appreciation portfolios). The other expenses without any reimbursement would have been 0.60%; the total annual expenses without any waiver or reimbursement would have been 1.55%.

5. Effective December 31, 1998, the Stein Roe Venture portfolio of American Skandia Trust and the corresponding Sub-account of the Separate Account are no longer being offered under the Policy.

6. Effective December 31, 1998, the Small Capitalization portfolio of The Alger American Fund and the corresponding Sub-account of the Separate Account are no longer being offered under the Policy.

7. Effective December 31, 1998, the name of the Twentieth Century Strategic Balanced portfolio of AST and the Twentieth Century International Growth portfolio of AST are changed to AST American Century Strategic Balanced portfolio and AST American Century International Growth portfolio, respectively. The names of the respective sub-accounts are changed accordingly. The new portfolio and sub-account names will appear on all statements and reports for periods beginning on or after January 4, 1999.

SPVLI (12/98)                                                         VLISUPP199

8.   Effective  December  31, 1998,  each  portfolio of AST will have the prefix
     "AST" added to the portfolio name. The AST prefix will appear on the effected portfolio(s) on all statements and reports for periods beginning on or after January 4, 1999. The names of the respective sub-accounts are changed accordingly.

9. Effective December 31, 1998, the name of the Neuberger&Berman Mid-Cap Value portfolio of AST and the Neuberger&Berman Mid-Cap Growth portfolio of AST are changed to AST Neuberger Berman Mid-Cap Value portfolio and AST Neuberger Berman Mid-Cap Growth portfolio, respectively. The names of the respective sub-accounts are changed accordingly. The new portfolio and sub-account names will appear on all statements and reports for periods beginning on or after January 4, 1999.